                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)          August 13, 1996
                                                 ------------------------------

                               THE TODD-AO CORPORATION
- --------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     0-1461                    13-1679856
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)


               172 Golden Gate Avenue, San Francisco, California  94102
- --------------------------------------------------------------------------------
                 (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code (415) 928-3200
- --------------------------------------------------------------------------------


                                    Not Applicable
- --------------------------------------------------------------------------------
             (Former name or former address, if changed from last report)

                               THE TODD-AO CORPORATION


                                       FORM 8-K


                                   AUGUST 13, 1996


                      -----------------------------------------

                                  TABLE OF CONTENTS


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS.

         a.   Financial Statements of business acquired

         b.   Pro forma condensed financial information

         c.   Exhibit Index

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On August 13, 1996, The Todd-AO Corporation (Todd-AO) entered into an agreement with Edit Acquisition LLC, a Georgia limited liability company, (dba Editworks), Edit Group, L.P., Patrick H. Furlong, Margie F. Furlong and James Furlong V (collectively "Members") and Margie F. Furlong, Patrick H. Furlong, K. Robert Draughon and Robert M. Martin (collectively the "Guarantors) to purchase substantially all of the assets and certain liabilities of Editworks. The aggregate consideration of $4,650,000 has been accounted for as a purchase; $3,180,486.50 was paid in cash and $969,513.50 in Todd-AO Common Stock at the closing on August 15, 1996. The additional $500,000 is due upon completion of certain conditions.

    The funds paid at closing were provided by the Company's credit facility with its institutional lender.

    Todd-AO provides post production sound and video services to the film and television industries and Editworks provides video post production services to broadcasters, advertising agencies and other businesses.

                               THE TODD-AO CORPORATION

                                      ITEM 7(a)

             Financial Statements of Edit Acquisition LLC (dba Editworks)

I. For the year ended December 31, 1995 and the ten months ended December 31, 1994 (Audited)

    a)   Independent Auditor's report.
    b)   Balance Sheets as of December 31, 1995 and 1994.
    c) Statements of Income for the year ended December 31, 1995 and the ten months ended December 31, 1994.
    d) Statements of Changes in Members' Equity for the year ended December 31, 1995 and the ten months ended December 31, 1994.
    e) Statements of Cash Flows for the year ended December 31, 1995 and the ten months ended December 31, 1994.
    f)   Notes to Financial Statements as at December 31, 1995 and 1994.


II. For the six months ended June 30, 1996 and 1995 (Unaudited)

    a)   Balance Sheet as of June 30, 1996.
    b)   Statements of Income for the six months ended June 30, 1996 and 1995.
    c) Statements of Cash Flows for the six months ended June 30, 1996 and 1995.

                                 EDIT ACQUISITION LLC
                                   d/b/a EDITWORKS

                                 Financial Statements

                         For the Year Ended December 31, 1995
                      and the Ten Months Ended December 31, 1994

                                         with

                       Report of Independent Public Accountants



                                                                          [LOGO]

                                 EDIT ACQUISITION LLC
                                   d/b/a EDITWORKS

                                 FINANCIAL STATEMENTS

                         For The Year Ended December 31, 1995
                      And The Ten Months Ended December 31, 1994


                                  TABLE OF CONTENTS


                                                                     Page

Independent Auditor's Report                                            1

Balance Sheets                                                        2-3

Statements of Income                                                    4

Statements of Changes in Members' Equity                                5

Statements of Cash Flows                                              6-7

Notes to Financial Statements                                        8-11

                                    [LETTERHEAD]


                             INDEPENDENT AUDITOR'S REPORT


To the Members
Edit Acquisition LLC
d/b/a Editworks


    We have audited the accompanying balance sheets of Edit Acquisition LLC (a Georgia Limited Liability Company) as of December 31, 1995 and 1994, and the related statements of income, changes in members' equity, and cash flows for the year ended December 31,1995 and the ten months ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edit Acquisition LLC as of December 31, 1995 and 1994, and the results of its operations, changes in members' equity and cash flows for the year ended December 31, 1995 and the ten months ended December 31, 1994, in conformity with generally accepted accounting principles.


                                       /s/Gifford, Hillegass & Ingwersen, P.C.
                                       GIFFORD, HILLEGASS & INGWERSEN, P.C.

January 26, 1996

EDIT ACQUISITION LLC
d/b/a EDITWORKS

BALANCE SHEETS

DECEMBER 31, 1995 AND 1994

                                     ASSETS


                                                          1995                1994
                                                          ----                ----
CURRENT ASSETS
    Cash and cash equivalents                        $   199,214         $    56,314
    Accounts receivable (Note A)                         419,230             403,322
    Work in process                                        9,431              19,404
    Other receivables and prepaid expenses                35,101              10,593
    Videotape inventory                                   14,630              18,405
                                                      ------------        ------------
         Total Current Assets                            677,606             508,038


PROPERTY AND EQUIPMENT (Notes A and B)
    Leasehold improvements                                66,177              37,814
    Furniture and fixtures                                57,771              41,581
    Video and computer equipment                       2,465,534           2,015,300
                                                      ------------        ------------
                                                       2,589,482           2,094,695
    Less accumulated depreciation                       (533,475)           (198,258)
                                                      ------------        ------------
         Net Property and Equipment                    2,056,007           1,896,437


OTHER ASSETS
    Deposits                                                 116              11,836
    Loan closing costs                                     3,753               5,022
                                                      ------------        ------------
                                                           3,869              16,858
                                                      ------------        ------------

         TOTAL ASSETS                                $ 2,737,482         $ 2,421,333
                                                      ------------        ------------
                                                      ------------        ------------

   The accompanying notes are an integral part of these financial statements.

                         LIABILITIES AND MEMBERS' EQUITY

                                                          1995                1994
                                                          ----                ----
CURRENT LIABILITIES
    Accounts payable                                 $    30,282         $    29,147
    Prebilled work in process                              7,485               4,077
    Accrued payroll taxes                                 12,622               9,389
    Accrued salaries and bonuses                         197,857             147,820
    Accrued expenses                                      67,351              29,228
    Other payables                                         5,373               7,784
    Current portion of long-term debt (Note B)           373,030             233,172
                                                      ------------        ------------
         Total Current Liabilities                       694,000             460,617


LONG-TERM DEBT, net of current portion (Note B)        1,001,712             949,664
                                                      ------------        ------------
         Total Liabilities                             1,695,712           1,410,281


MEMBERS' EQUITY                                        1,041,770           1,011,052
                                                      ------------        ------------
                                                      ------------        ------------

         TOTAL LIABILITIES AND MEMBERS' EQUITY       $ 2,737,482         $ 2,421,333
                                                      ------------        ------------
                                                      ------------        ------------

                                EDIT ACQUISITION LLC
                                  d/b/a EDITWORKS

                               STATEMENTS OF INCOME

                        For The Year Ended December 31, 1995
                     And The Ten Months Ended December 31, 1994


                                                         TWELVE                TEN
                                                         MONTHS               MONTHS
                                                          1995                 1994
                                                          ----                 ----
Net Sales                                            $ 3,449,411         $ 2,155,561

Direct production costs                                  300,051             240,116
                                                      ------------        ------------

    CONTRIBUTION MARGIN                                3,149,360           1,915,445

Selling and marketing expenses                           234,898             133,948
General and administrative                             1,778,930           1,207,373
                                                      ------------        ------------
         Total Operating expenses                      2,013,828           1,341,321
                                                      ------------        ------------

            NET INCOME FROM OPERATIONS BEFORE
             DEPRECATION AND AMORTIZATION              1,135,532             574,124

Depreciation and amortization                            353,296             211,456
                                                      ------------        ------------

    NET INCOME FROM OPERATIONS                           782,236             362,668

OTHER INCOME (EXPENSES)
    Interest income                                        2,191               2,678
    Other income                                          20,254              15,757
    Interest expense                                    (143,963)            (50,443)
                                                      ------------        ------------
         TOTAL OTHER INCOME (EXPENSE)                   (121,518)            (32,008)
                                                      ------------        ------------
    NET INCOME                                       $   660,718         $   330,660
                                                      ------------        ------------
                                                      ------------        ------------

   The accompanying notes are an integral part of these financial statements.

                               EDIT ACQUISITION LLC
                                 d/b/a EDITWORKS

                      STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                        FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE TEN MONTHS ENDED DECEMBER 31, 1994


                                                         TWELVE                TEN
                                                         MONTHS               MONTHS
                                                          1995                 1994
                                                          ----                 ----
Members' equity at beginning of year                 $ 1,011,052         $         0

    Capital contributions                                      0             980,392

    Net income                                           660,718             330,660

    Distributions                                       (630,000)           (300,000)
                                                      ------------        ------------

Members' equity at end of year                       $ 1,041,770         $ 1,011,052
                                                      ------------        ------------
                                                      ------------        ------------

   The accompanying notes are an integral part of these financial statements.

EDIT ACQUISITION LLC
d/b/a EDITWORKS

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 1995
AND THE TEN MONTHS ENDED DECEMBER 31, 1994


                                                         TWELVE                TEN
                                                         MONTHS               MONTHS
                                                          1995                 1994
                                                          ----                 ----
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
    Net income                                       $   660,718         $   330,660
    Adjustments to reconcile net income to
     net cash provided by operating activities
         Depreciation and amortization                   353,296             211,456
         Decrease (increase) in:
           Accounts receivable                           (15,908)           (275,519)
           Work in process                                 9,974              63,020
           Other assets                                  (24,789)             (7,555)
         Increase (decrease) in:
           Accounts payable and accrued expenses          93,525               6,164
                                                      ------------        ------------

         Net cash provided by operating activities     1,076,816             328,226

INVESTING ACTIVITIES
    Additions to property and equipment                 (502,692)           (839,209)
    Net proceeds from sale of equipment                    6,870                   0
                                                      ------------        ------------

    Net cash used by investing activities               (495,822)           (839,209)


   The accompanying notes are an integral part of these financial statements.


                                                         TWELVE                TEN
                                                         MONTHS               MONTHS
                                                          1995                 1994
                                                          ----                 ----
FINANCING ACTIVITIES
    Principal paid on closing                        $         0         $   (73,867)
    Net payments on notes payable                              0            (601,671)
    Proceeds from long-term financing                    500,000           1,309,622
    Principal payments on long-term debt                (308,094)           (167,111)
    Members' distribution                               (630,000)           (300,000)
    Loan closing costs                                         0              (5,075)
                                                      ------------        ------------

    Net cash provided (used) by financing activities    (438,094)            161,898

INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                                 142,900            (349,085)


CASH AND CASH EQUIVALENTS
    AT BEGINNING OF PERIOD                                56,314             405,399
                                                      ------------        ------------


CASH AND CASH EQUIVALENTS AT END OF PERIOD            $  199,214          $   56,314
                                                      ------------        ------------
                                                      ------------        ------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Cash paid during the period for:

    Interest                                          $  143,963          $   50,443
                                                      ------------        ------------
                                                      ------------        ------------

                                 EDIT ACQUISITION LLC
                                  (d/b/a EDITWORKS)

                            NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1995 AND 1994


NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: Edit Acquisition LLC is a limited liability company formed on March 1, 1994.

BUSINESS COMBINATION: On March 1, 1994, Edit Acquisition LLC acquired substantially all the assets, and assumed certain liabilities of Editworks, Inc. The total purchase price was $1,517,536. As part of the purchase agreement, Edit Acquisition LLC agreed to indemnify Editworks, Inc. against certain potential contingencies arising subsequent to the sale. At this time, management is not aware of any unpaid potential liabilities which may arise.

FINANCIAL STATEMENT PRESENTATION: The financial statements are presented on a comparative basis. Special attention should be given when analyzing the financial statements for comparative purposes since 1995 reflects twelve months of operations and 1994 reflects only ten months of operations.

CASH AND CASH EQUIVALENTS: The company considers cash and money market accounts to be cash and cash equivalents. At certain times during the year, balances in the bank accounts exceeded those limits insured by the FDIC.

ACCOUNTS RECEIVABLE: Accounts receivable at December 31, 1995 and 1994, are net of an allowance for doubtful accounts of approximately $18,000 and $10,000, respectively.

VIDEOTAPE INVENTORY: The videotape inventory consists of the archive library of videotapes that are expected to provide economic benefit in the future. The original cost is being amortized over a two-year period, beginning March 1, 1994. The value of the inventory is adjusted annually based on estimates.

FURNITURE, FIXTURES, AND EQUIPMENT: Furniture, fixtures and equipment are carried at cost. The balances at March 1, 1994 were derived from an allocation of the purchase price based on appraised fair market values at the date of acquisition. Acquisitions since inception are carried at cost. Depreciation is calculated using the straight line method over estimated economic useful lives.

                                 EDIT ACQUISITION LLC
                                  (d/b/a EDITWORKS)

                            NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1995 AND 1994


NOTE B--LONG-TERM DEBT AND NOTES PAYABLE

    Note payable to Lyon Credit Corporation; dated
         December 13, 1994; bearing interest at 11.01%,
         monthly principal and interest payments of
         $31,095 maturing December, 1998, secured by
         equipment                                              $    927,282

    Note payable to Lyon Credit Corporation; dated
         April 19, 1995; bearing interest at 9.95%,
         monthly principal and interest payments of
         $7,602 maturing April, 1999, secured by
         equipment                                                   257,880

    Note payable to Lyon Credit Corporation; dated
         September 20, 1995; bearing interest at 9.43%,
         monthly principal and interest payments of
         $5,018 maturing September, 1999, secured by
         equipment                                                   189,580
                                                                --------------
                                                                   1,374,742
         Less current portion                                       (373,030)
                                                                --------------

                                                                $  1,001,712
                                                                --------------
                                                                --------------

As of December 31, 1995, future maturities of long-term debt are as follows:

              1996                $    373,030
              1997                     439,645
              1998                     488,843
              1999                      73,224
                                  --------------
                                  $  1,374,742
                                  --------------
                                  --------------

                                EDIT ACQUISITIONAL LLC
                                  (d/b/a EDITWORKS)

                            NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1995 AND 1994


NOTE B--LONG-TERM DEBT AND NOTES PAYABLE--Continued

Edit Acquisition LLC also has a line of credit with SouthTrust Bank in the amount of $350,000, which bears interest at prime plus 1 1/2%. There was no balance due on this line at December 31, 1995 or 1994. The line of credit is secured by accounts receivable and work in process and has personal guarantees from K. Robert Draughon and Robert M. Martin.


NOTE C--LEASE COMMITMENTS

The company has an operating lease for office space which expires December 2001. Rent expense for the ten months ended December 31, 1994 was $147,431 and for the year ended December 31, 1995 was $186,472. Annual rent payments of $224,307 are required for the years 1996 through 2001.


NOTE D--MEMBERS' EQUITY

Edit Group, LP's initial equity interest consisted of a cash contribution of $400,000 and a debt assumption which was converted to equity of $100,000 for an initial equity amount of $500,000. Margie Furlong's initial equity interest consisted of a debt assumption which was converted to equity of $480,392. Total initial equity for the Company at inception was $980,392.

Effective January 1, 1995, Margie Furlong gifted an interest amounting to 10% of the Company's total equity to Patrick Furlong. For the year ended December 31, 1995, income and distributions were allocated 51% to Edit Group, L.P., 39% to Margie Furlong and 10% to Patrick Furlong.


NOTE E--RELATED PARTY TRANSACTIONS

Reference should be made to Notes A and D regarding transactions with related parties.

                                 EDIT ACQUISITION LLC
                                  (d/b/a EDITWORKS)

                            NOTES TO FINANCIAL STATEMENTS

                             DECEMEBER 31, 1995 AND 1994


NOTE F--INCOME TAXES

As a limited liability company formed under the partnership provisions of the Internal Revenue Code, the income of Edit Acquisition LLC is taxed to its members based on their proportionate ownership; therefore, no provision or liability has been included for income taxes on these financial statements.


NOTE G--CONTINGENCIES

As part of the purchase of the assets of Editworks, Inc., Edit Acquisition LLC agreed to indemnify certain shareholders of the seller against potential claims of certain creditors. At this time, management is not aware of any unpaid potential liabilitieswhich may arise.


NOTE H--ECONOMIC DEPENDENCY

The company has four major customers which comprised total sales of over $2,310,000 and $1,061,000, or 66% and 49% of the total sales of the company for the periods ended December 31, 1995 and 1994, respectively.

                         EDIT ACQUISITION LLC (dba EDITWORKS)
                                    BALANCE SHEET
                                 as of June 30, 1996


                                        ASSETS

Current assets:
   Cash and equivalents                                        $    11,133
   Accounts receivable                                             632,629
   Prepaid expenses and other                                      122,782
                                                               -----------

   Total current assets                                            766,544

Fixed assets:
   Leasehold improvements                                           82,314
   Furniture and fixtures                                           74,138
   Equipment                                                     3,011,107
   Accumulated depreciation                                       (730,364)
                                                               -----------

   Total fixed assets                                            2,437,195

   Other assets                                                      4,245
                                                               -----------

Total assets                                                   $ 3,207,984
                                                               -----------
                                                               -----------


                         LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued liabilities                    $   326,924
   Current portion of long term debt                               558,137
                                                               -----------

   Total current liabilities                                       885,061

   Long term debt                                                1,199,505
                                                               -----------

   Total liabilities                                             2,084,566
                                                               -----------

Shareholders' equity:
   Shareholders' capital                                           980,392
   Retained earnings                                               143,026
                                                               -----------

   Total shareholders' equity                                    1,123,418
                                                               -----------

Total liabilities and shareholders' equity                     $ 3,207,984
                                                               -----------
                                                               -----------

                         EDIT ACQUISITION LLC (dba EDITWORKS)
                                 STATEMENTS OF INCOME
                   For the six months ended June 30, 1996 and 1995



                                                        1996            1995
                                                        ----            ----

Revenues                                          $  2,352,816    $  1,634,817

Costs and expenses:
   Operating costs and other expenses                1,481,902       1,094,737
   Depreciation                                        217,690         165,845
   Interest                                             83,009          68,960
   Other expense (income)                              (41,433)        (10,120)
                                                  ------------    ------------

   Total costs and expenses                          1,741,168       1,319,422
                                                  ------------    ------------

Net income                                        $    611,648    $    315,395
                                                  ------------    ------------
                                                  ------------    ------------

                         EDIT ACQUISITION LLC (dba EDITWORKS)
                               STATEMENTS OF CASH FLOWS
                   For the six months ended June 30, 1996 and 1995

                                                        1996            1995
                                                        ----            ----
Operating activities:
   Net income                                        $ 611,649       $ 315,395
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation and amortization                     217,689         165,844

   Changes in operating assets and activities:
     Accounts receivable - trade                      (203,968)        (57,388)
     Prepaid expenses and other
       current assets                                  (81,439)        (27,430)
     Accounts payable and accrued expenses             (20,621)        (41,143)
     Other current liabilities                          26,575           4,293
                                                    ----------      ----------
Net cash provided by
   operating activities                                549,885         359,571

Investing activities:
   Purchases of fixed assets                          (633,068)       (302,206)
   Cash provided by disposition
     of equipment                                       43,212           7,103
   Other assets                                         (1,010)         (3,157)
                                                    ----------      ----------

Net cash (used in)
   investing activities                               (590,866)       (298,260)
                                                    ----------      ----------

Financing activities:
   Increase in long term debt                          593,500         300,000
   Repayments of long term debt                       (210,600)       (134,547)
   Cash distributed to members                        (530,000)       (270,000)
                                                    ----------      ----------

Net cash (used in) financing
   activities                                         (147,100)       (104,547)

Decrease in cash                                      (188,081)        (43,236)

Cash balance at beginning of period                    199,214          56,316
                                                    ----------      ----------

Cash balance at end of period                       $   11,133      $   13,080
                                                    ----------      ----------
                                                    ----------      ----------

Cash paid during the period for:
   Interest                                         $   83,009      $   68,961
                                                    ----------      ----------
                                                    ----------      ----------

                               THE TODD-AO CORPORATION

                                      Item 7(b)

                           Pro Forma Financial Information

                             THE TODD-AO CORPORATION AND
                         EDIT ACQUISITION LLC (dba EDITWORKS)
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)


I.     Balance Sheet as of May 31, 1996.

II. Statements of Income for the year ended August 31, 1995 and the nine months ended May 31, 1996.

III.   Footnotes to Financial Statements

       The Todd-AO Corporation ("Todd-AO") purchased substantially all of the assets and certain liabilities of Edit Acquisition LLC ("Editworks") for cash and Todd-AO Corporation common stock as of August 13, 1996. The following pro forma condensed financial information and explanatory notes are presented to show the pro forma effect of the acquisition of Editworks on Todd-AO's historical results of operations. The acquisition is reflected in the pro forma condensed financial information using the purchase method of accounting.

       The Pro Forma Condensed Balance Sheet as of May 31, 1996 assumes the acquisition was consummated on that date. The Pro Forma Condensed Income Statements assume the acquisition was consummated on September 1, 1994. Such Pro Forma Condensed Financial Information is not necessarily indicative of the financial position or results of operations as they may be in the future or as they might have been had the acquisition been effected on the assumed dates.

       The Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements and notes thereto of Todd-AO, the audited historical financial statements and notes thereto of Edit Acquisition LLC filed with this report, and the notes to the Pro Forma Condensed Financial Information.

                               THE TODD-AO CORPORATION
                    PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                  as of May 31, 1996
                   (Dollars in thousands, except amounts per share)


                                                                Edit                       Consolidated
                                             Todd-AO (1)        Works (2)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------
ASSETS
CURRENT ASSETS:
   Cash                                       $  3,263       $     11                          $  3,274
   Marketable securities - at cost               2,685                                            2,685
   Trade receivables - net                      11,043            632                            11,675
   Inventories                                     661              6                               667
   Other                                         1,357            117                             1,474
                                           -----------------------------------------           --------
   Total current assets                         19,009            766              0             19,775

INVESTMENTS                                      1,336                                            1,336
PROPERTY AND EQUIPMENT - NET                    35,226          2,437           (422)  [3]       37,241
GOODWILL - NET                                   1,738                         4,000   [4]        5,738
OTHER ASSETS                                       375              4                               379
                                           -----------------------------------------           --------
TOTAL                                         $ 57,684       $  3,207       $  3,578           $ 64,469
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued liabilities   $  5,900       $    363             50   [4]     $  6,313
   Current maturities of long-term debt            615            515                             1,130
   Capitalized lease obligations - current         867                                              867
   Other                                           446              7                               453
                                           -----------------------------------------           --------
   Total current liabilities                     7,828            885             50              8,763

LONG-TERM DEBT                                   6,065          1,200          3,680   [5]       10,945
CAPITALIZED LEASE OBLIGATIONS                       68                                               68
DEFERRED COMPENSATION                              265                                              265
DEFERRED GAIN: SALE OF EQUIPMENT                 5,277                                            5,277
DEFERRED INCOME TAXES                            3,587                                            3,587

SHAREHOLDERS EQUITY:
   Common stock                                  2,059                            17   [6]        2,076
   Additional capital and other                 20,930          1,122           (169)  [6][7]    21,883
   Retained earnings                            11,605                                           11,605
                                           -----------------------------------------           --------
   Total shareholders equity                    34,594          1,122           (152)            35,564
                                           -----------------------------------------           --------
TOTAL                                         $ 57,684       $  3,207       $  3,578           $ 64,469
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------

                               THE TODD-AO CORPORATION
                       PRO FORMA CONDENSED STATEMENT OF INCOME
                             For the twelve months ended
                             August 31, 1995 (Unaudited)
                   (Dollars in thousands, except amounts per share)


                                                                Edit                        Consolidated
                                             Todd-AO (1)        Works (8)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------

REVENUES                                      $ 50,003       $  3,449                          $ 53,452
                                           ----------------------------------------            --------

COST AND EXPENSES:
   Operating costs and other expenses           39,867          2,314                            42,181
   Depreciation and amortization                 3,917            353       $    267  [9]         4,537
   Interest                                        581            144            169  [10]          894
   Equipment lease expense - net                   593                                              593
   Other - net                                     (41)           (23)                              (64)
                                            ----------------------------------------           --------
   Total costs and expenses                     44,917          2,788            436             48,141
                                            ----------------------------------------           --------

INCOME (LOSS) BEFORE
INCOME TAXES                                     5,086            661           (436)             5,311

INCOME TAXES                                     1,711                            81  [11]        1,792
                                           -----------------------------------------           --------

INCOME (LOSS) FROM
OPERATIONS                                    $  3,375       $    661       $   (517)          $  3,519
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------
INCOME PER SHARE                              $   0.40                                         $   0.42
                                              --------                                         --------
                                              --------                                         --------

AVERAGE SHARES
OUTSTANDING                                  8,399,462                        66,863  [12]    8,466,325
                                             ---------                     ---------          ---------
                                             ---------                     ---------          ---------



                               THE TODD-AO CORPORATION
                       PRO FORMA CONDENSED STATEMENT OF INCOME
                              For the nine months ended
                               May 31, 1996 (Unaudited)
                   (Dollars in thousands, except amounts per share)


                                                                Edit                        Consolidated
                                             Todd-AO (1)        Works (8)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------

REVENUES                                      $ 48,140       $  3,305                          $ 51,445
                                           -----------------------------------------           --------

COST AND EXPENSES:
   Operating costs and other expenses           37,231          2,114                            39,345
   Depreciation and amortization                 3,967            313            200  [9]         4,480
   Interest                                        531            122            127  [10]          780
   Equipment lease expense - net                   415              0                               415
   Other                                          (437)           (46)                             (483)
                                           -----------------------------------------           --------
   Total costs and expenses                     41,707          2,503            327             44,537
                                           -----------------------------------------           --------

INCOME (LOSS) BEFORE
INCOME TAXES                                     6,433            802           (327)             6,908

INCOME TAXES                                     2,371                           171  [11]        2,542
                                           -----------------------------------------           --------
INCOME (LOSS) FROM
OPERATIONS                                    $  4,062      $     802       $   (498)          $  4,366
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------

INCOME PER SHARE                              $   0.46                                         $   0.50
                                              --------                                         --------
                                              --------                                         --------

AVERAGE SHARES
OUTSTANDING                                  8,805,359                        66,863  [12]    8,872,222
                                             ---------                     ---------          ---------
                                             ---------                     ---------          ---------

                               THE TODD-AO CORPORATION
            NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)



[1] Condensed from audited financial statements included in the Todd-AO Corporation Annual Report on Form 10-K for the year ended August 31,1995 and Quarterly Report on Form 10-Q for the nine months ended May 31, 1996.

[2] Recognizes the August 13, 1996 purchase of the assets and certain liabilities (at historical cost) of Edit Acquisition LLC ("Editworks") by Todd-AO Corporation.

[3] To reflect purchase accounting writedown of Editworks Equipment to Fair Market Value.

[4] To recognize Goodwill arising from the purchase of Editworks including estimated legal, accounting, audit and other acquisition related costs ($50).

[5] The net bank borrowings to acquire Editworks including an additional $500 due upon completion of certain conditions.

[6] To record 66,863 shares of Todd-AO common stock at $14.50 per share issued as part of the total purchase price of Editworks ($17 common stock; $953 additional capital).

[7]   Elimination of Editworks equity.

[8] Condensed from audited and unaudited pro forma income statements for the year ended December 31, 1995 and for the nine months ended June 30, 1996 prepared for Editworks (utilizing the latest available quarterly reports for this company).

[9] To adjust to goodwill amortization for excess purchase costs ($4,000 over 15 years).

[10] To adjust interest to borrowings from Company's institutional lender for acquisition purchase ($3,680 estimated at 8 1/2% for 5 years).

[11] To adjust income taxes for income resulting from the inclusion of Editworks net income in the consolidated net income of the Company , net of the pro-forma adjustments noted above.

[12] To increase average shares outstanding for the 66,863 shares of Todd-AO Common Stock issued as part of the purchase.

                               THE TODD-AO CORPORATION

                                      Item 7(c)



The following exhibits are filed with this Current Report on Form 8-K:

  EXHIBIT NO.      EXHIBIT
     1             Asset Purchase Agreement dated August 13, 1996 by and among
                   The Todd-AO Corporation (Purchaser), Edit Acquisition LLC
                   (Seller), Edit Group L.P., Patrick H. Furlong, Margie F.
                   Furlong and James Furlong V (Members) and Margie F. Furlong,
                   Patrick H. Furlong, K. Robert Draughon and Robert Martin
                   (Guarantors).

                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                          THE TODD-AO CORPORATION
                                       -------------------------------
                                               (Registrant)


                                             /s/ Silas R. Cross
                                       -------------------------------
                                                 Silas R. Cross
                                            Vice President/Treasurer


      August 28, 1996
- ----------------------------
            Date